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                                  EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Hi-Shear Technology Corporation for the quarter ended August 31, 2002, I, Gregory J. Smith, Vice President of Finance and Chief Financial Officer of Hi-Shear Technology Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended August 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended August 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Hi-Shear Technology Corporation.

                                    /s/ Gregory J. Smith
                                    --------------------------------------------
                                    Gregory J. Smith
                                    Vice President of Finance and Chief
                                    Financial Officer

October 15, 2002